Exhibit 10.1

Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

Execution Copy

LICENSE AGREEMENT

This License Agreement (this “Agreement”), dated as of July 16, 2014 (the “Effective Date”), is made by and between Caribou Biosciences, Inc., a Delaware corporation (“Caribou”) and Intellia, LLC, a Delaware limited liability company (“Intellia”). Each of Caribou and Intellia may be referred to herein as a “Party” or together as the “Parties.”

WHEREAS, Caribou owns and has rights to certain Patents and technology relating to researching, developing and commercializing cellular engineering technologies, including CRISPR/Cas9 Technology (as such capitalized terms are defined hereinafter);

WHEREAS, Atlas Ventures or its Affiliates and other investors are willing to invest in an entity to Exploit Product Candidates and Products in the Intellia Field and Atlas Ventures and Caribou have cooperated to form Intellia as such an entity to do so (such creation of Intellia, the series of transactions by which the ownership interest in Intellia will be contributed to Intellia Therapeutics, Inc., a wholly-owned subsidiary of Intellia Therapeutics, LLC, the merger of Intellia with Intellia Therapeutics, Inc. in which Intellia Therapeutics, Inc. will be the surviving entity, and the investment in Intellia Therapeutics, LLC, the “Spinout Transaction”); and

WHEREAS, the Parties desire to enter into an agreement pursuant to which Caribou will grant an exclusive, worldwide license to Intellia under the Caribou IP to Exploit Product Candidates and Products in the Intellia Field and Intellia will grant an exclusive, worldwide license to Caribou under the Intellia IP to Exploit Intellia IP in the Caribou Field (as such capitalized terms are defined hereinafter), all on the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the amount and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1. Definitions. The following terms and their correlatives when capitalized will have the meanings set forth below:

1.1 “Affiliate” of a Person means any other Person which (directly or indirectly) is controlled by, controls or is under common control with such Person, but only for so long as such entity is controlled by, controls or is under common control with such Person. For purposes of this definition, “control” (including the terms “controlled by” and “under common control with”), with respect to the relationship between or among two or more Persons, shall mean (a) with respect to a corporate entity direct or indirect ownership of fifty percent (50%) or more (or, if less than fifty percent (50%), the maximum ownership interest permitted by applicable Law) of the stock or shares having the right to vote for the election of directors of such corporate entity or (b) with respect to an entity that is not a corporation the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee, personal representative or executor, by contract or otherwise, including, without limitation, the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such Person; provided however that, pursuant to a Caribou and Intellia written agreement, “Affiliate” may also include joint ventures, whether corporations or not, between a Party and one or more other Persons formed to Exploit one or more Products or Product Candidates (and related activities) [***].

1.2 “Bankruptcy Event” means, with respect to a Party:

(a) the entry by a court of competent jurisdiction of: (i) a decree or order for relief in respect of a Party in an involuntary case or proceeding under any Bankruptcy Law or (ii) a decree or order (A) adjudging a Party bankrupt or insolvent, (B) approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of, or in respect of, a Party under any Bankruptcy Law, (C) appointing a custodian of a Party or of any substantial part of the property of a Party, or (D) ordering the winding-up or liquidation of the affairs of a Party, and in each case, the continuance of any such decree or order for relief or any such other decree or order remains unstayed and in effect for a period of [***] days; or

(b) (i) the commencement by a Party of a voluntary case or proceeding under any Bankruptcy Law or of any other case or proceeding to be adjudicated as bankrupt or insolvent, (ii) the consent by a Party to the entry of a decree or order for relief in respect of such Party in an involuntary case or proceeding under any Bankruptcy Law or to the commencement of any bankruptcy or insolvency case or proceeding against such Party, (iii) the filing by a Party of a petition or answer or consent seeking reorganization or relief under any Bankruptcy Law, (iv) the consent by a Party to the filing of such petition or to the appointment of or taking possession by a custodian of such Party or of any substantial part of the property of such Party, (v) the making by a Party of an assignment for the benefit of creditors, (vi) the admission by a Party in writing of its inability to pay its debts generally as they become due, or (vii) the approval by stockholders of a Party of any plan or proposal for the liquidation or dissolution of such Party.

1.3 “Bankruptcy Law” means Title 7 or Title 11, U.S. Code, or any similar federal, state or foreign law for the relief of debtors.

1.4 “BLA” means a Biologics License Application filed with the FDA or an equivalent application to any Regulatory Authority (including an NDA or its foreign equivalent) requesting Regulatory Approval for a new therapeutic product, including for a Product.

1.5 “Breached In-License” has the meaning set forth in Section 7.2.

1.6 “Caribou Field” means any and all uses and applications outside of the Intellia Field.

1.7 “Caribou In-Licenses” means, collectively, the Caribou Pre-Existing In-Licenses and the Caribou Included In-Licenses.

1.8 “Caribou Included In-License” has the meaning set forth in Section 2.7(a).

1.9 “Caribou Indemnitees” has the meaning set forth in Section 6.6(a).

1.10 “Caribou IP” means all Patents (including those set forth on Exhibit B) and Know-How Controlled by Caribou or any of its Affiliates (including pursuant to Caribou In-Licenses) as of the Effective Date or at any time during the Term prior to the IP Cutoff Date, directed to or comprising site-specific genome engineering using CRISPR/Cas9 Technology that are necessary or useful to Develop, Manufacture or Commercialize Products and/or Product Candidates in the Intellia Field and (b) any and all Technology (as defined under the Service Agreement) developed by Caribou under the Services Agreement (including such Patents and Know-How).

1.11 “Caribou New In-Licenses” means a New In-License between Caribou or any of its Affiliates and a Third Party.

1.12 “Caribou Patents” means all Patents within the Caribou IP.

1.13 “Caribou Pre-Existing In-Licenses” means the agreements set forth on Exhibit A, as such agreements may be amended or restated.

1.14 “Cas9 Protein” means [***].

1.15 “Change of Control” means, with respect to a Party: (a) the sale of all or substantially all of such Party’s assets or business (in one transaction or a series of related transactions); (b) a merger, reorganization or consolidation involving such Party in which the stockholders of the Party, immediately prior to the merger, reorganization or consolidation, would not, immediately after the merger, reorganization or consolidation, “beneficially own” (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, shares representing in the aggregate more than fifty percent (50%) of the combined voting power of the entity issuing cash or securities in the merger, reorganization or consolidation (or of its ultimate parent entity, if any); or (c) a person or entity becomes the “beneficial owner” (as defined above) of more than fifty percent (50%) of the voting securities of such Party, other than directly from such Party [***].

1.16 “Commercialize” or “Commercialization” means [***].

1.17 “Confidential Information” has the meaning set forth in Section 5.1.

1.18 “Control” or “Controlled” means, with respect to any Know-How or Patent, the possession (whether by ownership or license or sublicense) by a Party of the ability to use or practice such Know-How or Patent to grant to the other Party a license or access as provided herein to such item, without violating the terms of any agreement or other arrangement with, or the rights of, any Third Party. [***].

1.19 “CRISPR/Cas9 Technology” means [***].

1.20 “Cross-Licensed Patents” means the Caribou Patents and the Intellia Patents. A Party’s Cross-Licensed Patents are, for Caribou, the Caribou Patents and, for Intellia, the Intellia Patents.

1.21 “Develop” or “Development” means any and all research and preclinical and clinical drug development activities, including: research, test method development and stability testing, toxicology, formulation, optimization, modification, enhancement, improvement, process development, qualification and validation, Manufacture scale-up, development-stage Manufacturing, quality assurance/quality control, clinical studies, statistical analysis and report writing, the preparation and submission of Regulatory Filings, regulatory affairs with respect to the foregoing and all other activities necessary or useful or otherwise requested or required by a Regulatory Authority as a condition or in support of obtaining or maintaining a Regulatory Approval.

1.22 “Disclosing Party” has the meaning set forth in Section 5.1.

1.23 “Disputes” has the meaning set forth in Section 8.1.

1.24 “EMA” means the Regulatory Authority known as either the European Medicines Agency or the European Agency for the Evaluation of Medicinal Products and any successor agency thereto.

1.25 “Executive Officer” means [***]. Either Party may change its Executive Officer upon written notice to the other Party [***].

1.26 “Exploit” means, with respect to any subject matter, to make, have made, import, use, sell, offer for sale, Develop, Manufacture, Commercialize and otherwise exploit such subject matter.

1.27 “Extensions” has the meaning set forth in Section 4.1(f).

1.28 “FDA” means the United States Food and Drug Administration and any successor agency thereto.

1.29 “Governmental Authority” means any United States federal, state or local or any foreign government, or political subdivision thereof, or any multinational organization or authority or any authority, agency or commission entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power, any court or tribunal (or any department, bureau or division thereof), or any governmental arbitrator or arbitral body.

1.30 “IP Cutoff Date” means [***].

1.31 “Included In-License Addendum” has the meaning set forth in Section 2.7(a).

1.32 “In-License Addendum” has the meaning set forth in Section 2.7(d).

1.33 “In-License Election Notice” has the meaning set forth in Section 2.7(a).

1.34 “In-License Sublicensee Party” has the meaning set forth in Section 2.7(a).

1.35 “In-Licensing Party” has the meaning set forth in Section 2.7(a).

1.36 “Intellia Field” means any and all therapeutic, prophylactic and palliative uses and applications for [***] diseases and conditions in humans using CRISPR/Cas9 Technology [***], and companion diagnostics for Product or Product Candidates. [***].

1.37 “Intellia Included In-Licenses” has the meaning set forth in Section 2.7(a).

1.38 “Intellia Indemnitees” has the meaning set forth in Section 6.6(b).

1.39 “Intellia IP” means all Patents and Know-How Controlled by Intellia or any of its Affiliates (including pursuant to Intellia Included In-Licenses) as of the Effective Date or at any time during the Term prior to the IP Cutoff Date, in each case, directed to or comprising site-specific genome engineering using CRISPR/Cas9 Technology that are necessary or useful to Develop, Manufacture or Commercialize products in the Caribou Field.

1.40 “Intellia Molecular Target” means any and all Molecular Targets [***].

1.41 “Intellia New In-Licenses” means a New In-License between Intellia or any of its Affiliates and a Third Party.

1.42 “Intellia Patents” means all Patents within the Intellia IP.

1.43 “Issuing Party” has the meaning set forth in Section 5.5(c).

1.44 “Know-How” means all inventions, discoveries, commercial, technical, scientific and other know-how and information, trade secrets, knowledge, technology, methods, processes, practices, formulae, instructions, skills, techniques, procedures, experiences, ideas, designs, drawings, assembly procedures, computer programs, assays and biological methodology, specifications, data and results (including biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, laboratory, preclinical, clinical, safety, Manufacturing and quality control data and know-how, including regulatory data, study designs, protocols, laboratory notes and notebooks) in written, electronic or any other tangible form now known or hereafter developed, in all cases, whether or not confidential, proprietary, patented or patentable.

1.45 “Law” or “Laws” means all laws, statutes, rules, regulations, orders, judgments, or ordinances having the effect of law of any federal, national, multinational, state, provincial, county, city or other political subdivision.

1.46 “Losses” has the meaning set forth in Section 6.6(a).

1.47 “Manufacture” or Manufacturing” means all activities related to the production, manufacture, processing, filling, finishing, packaging, labeling, shipping and holding of product or any intermediate thereof, including process development, process qualification and validation, scale-up, commercial manufacture and analytic development, product characterization, stability testing, quality assurance and quality control. “Manufacturing” refers to both pre-clinical and clinical Manufacturing for Development, and Manufacturing for Commercialization.

1.48 “Material Adverse Effect” means a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property, prospects or results of operations of Caribou or any of its subsidiaries, taken as a whole.

1.49 “Materials” means any tangible chemical or biological material [***], along with any tangible chemical or biological material embodying any Know-How.

1.50 “Modulate” or “Modulation” means, with respect to a Molecular Target, modulation or modification of the expression of a product of such Molecular Target [***].

1.51 “Molecular Target” means [***].

1.52 “New In-License” means any agreement entered into by a Party or any of its Affiliates and one or more Third Parties [***].

1.53 “NDA” means a New Drug Application or Supplemental New Drug Application filed with the FDA (including amendments and supplements thereto).

1.54 “Paragraph IV Certification” has the meaning set forth in Section 4.1(f)(iii).

1.55 “Patent” means (a) a patent or a patent application, (b) any additions, divisions, continuations, and continuations-in-part of any of the foregoing, and (c) all patents issuing on any of the foregoing patent applications, together with all invention certificates, substitutions, reissues, reexaminations, registrations, supplementary protection certificates, confirmations, renewals and extensions of any of (a), (b) or (c), and foreign counterparts of any of the foregoing.

1.56 “Patent Costs” means the reasonable, documented, out-of-pocket costs and expenses paid to outside legal counsel, and filing and maintenance expenses, actually and reasonably incurred by a Party in the Prosecution of Patents.

1.57 “Peptide” means any single amino acid or polypeptide [***].

1.58 “Person” means any individual, partnership, joint venture, limited liability company, corporation, firm, trust, association, unincorporated organization, governmental authority or agency, or any other entity not specifically listed herein.

1.59 “Product” means any product [***] for use in the Intellia Field.

1.60 “Product Candidate” means [***] for use in the Intellia Field.

1.61 “Prosecute” or “Prosecution” means in relation to any Patents, (a) to prepare and file patent applications, including re-examinations or re-issues thereof, and represent applicants or assignees before relevant patent offices or other relevant Governmental Authorities during examination, re-examination and re-issue thereof, in appeal processes and interferences, or any equivalent proceedings [***], (b) to defend all such applications against Third Party oppositions or other challenges, (c) to secure the grant of any patents arising from such patent application, (d) to maintain in force any issued patent (including through payment of any relevant maintenance fees), (e) to obtain and maintain patent term extensions or supplemental protection certificates or their equivalents, and (f) to make all decisions with regard to any of the foregoing activities.

1.62 “Receiving Party” has the meaning set forth in Section 5.1.

1.63 “Regulatory Approval” means, with respect to a country or extra-national territory, any and all approvals (including NDAs and BLAs), licenses, registrations or authorizations of any Regulatory Authority necessary in order to commercially distribute, sell or market a product in such country or some or all of such extra-national territory, but not including any pricing or reimbursement approvals.

1.64 “Regulatory Authority” means any national (e.g., the FDA), supra-national (e.g., the EMA), regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity, in any jurisdiction in the world, involved in the granting of Regulatory Approval.

1.65 “Regulatory Filings” means any submission to a Regulatory Authority of any appropriate regulatory application together with any related correspondence and documentation, and will include any submission to a regulatory advisory board, marketing authorization application, and any supplement or amendment thereto.

1.66 “Related Party” means, with respect to a Party, any Person which (directly or indirectly) owns, is owned by or has common ownership with such Party, when such ownership interest is [***]% or more of the stock, shares, membership or other similar interest in or by such Person.

1.67 “Related Party Sublicense” has the meaning set forth in Section 2.3(d).

1.68 “Release” has the meaning set forth in Section 5.5(c).

1.69 “Required In-License Provisions” has the meaning set forth in Section 2.7(d).

1.70 “Research License” has the meaning set forth in Section 2.1.

1.71 “Reviewing Party” has the meaning set forth in Section 5.5(c).

1.72 “SEC” has the meaning set forth in Section 5.5(b).

1.73 “Spinout Transaction” has the meaning set forth in the Recitals of this Agreement.

1.74 “Sublicensee” means any Person that is granted a sublicense as permitted by Section 2.3 either (a) directly by a Party or (b) indirectly by any Person granted rights by a Party pursuant to sub-clause (a).

1.75 “Therapeutic License” has the meaning set forth in Section 2.1.

1.76 “Term” has the meaning set forth in Section 7.1.

1.77 “Territory” means [***].

1.78 “Third Party” means any Person other than Caribou, Intellia and their respective Affiliates.

1.79 “Third Party Claims” has the meaning set forth in Section 6.6(a).

1.80 [***].

1.81 “Third Party Licenses” means the Caribou In-Licenses and the Intellia Included In-Licenses. A Party’s Third Party Licenses are, for Caribou, the Caribou In-Licenses and, for Intellia, the Intellia Included In-License.

1.82 “United States” or “U.S.” means the United States of America, including its territories and possessions, the District of Columbia and Puerto Rico.

2. License Grants and Obligations.

2.1 Caribou License Grant. Subject to the terms and conditions of this Agreement, Caribou hereby grants to Intellia (i) an exclusive (even as to Caribou), worldwide license, with the right to grant sublicenses [***] solely as described in Section 2.3, under the Caribou IP to Exploit Products in the Intellia Field in the Territory (“Therapeutic License”) and (ii) a non-exclusive, worldwide license, with the right to grant sublicenses [***] solely as described in Section 2.3, under the Caribou IP to conduct research and Development on Product Candidates and Products [***] (“Research License”). [***]

2.2 Intellia License Grant. Subject to the terms and conditions of this Agreement, Intellia hereby grants to Caribou an exclusive (even as to Intellia), worldwide license, with the right to grant sublicenses [***] solely as described in Section 2.3, under the Intellia IP to Exploit [***] products and/or services in the Caribou Field.

2.3 Sublicensing Rights.

(a) The license(s) granted to Intellia in Section 2.1 and to Caribou in Section 2.2 may be sublicensed, in full or in part, by Intellia and Caribou, respectively, (each, the “Sublicensing Party”) by a written agreement to its Affiliates and Third Parties (with the further right to sublicense [***] provided that the following shall likewise apply with respect to sublicenses granted by a Sublicensee), provided, that:

(i) the Sublicensing Party will provide to the other Party a copy of any sublicense agreement with a Sublicensee within [***] days of execution thereof, which sublicense agreement may be redacted as necessary to protect commercially sensitive information to the extent such information is not reasonably necessary to determine compliance with this Agreement or to determine the rights granted under any of the Caribou IP or Intellia IP, as applicable (together with an accurate English translation of such sublicense, if applicable) provided that if such agreement is with a Related Party the Sublicensing Party shall provide an unredacted copy thereof;

(ii) the Sublicensing Party will be responsible for any and all obligations of such Sublicensee as if such Sublicensee were “Intellia” or “Caribou”, as applicable, hereunder;

(iii) any such Sublicensee will agree in writing to be bound by identical obligations as the Sublicensing Party hereunder with respect to the activities of such Sublicensee hereunder;

(iv) to the extent that the Sublicensing Party or any Sublicensee grants a sublicense under any intellectual property subject to a Caribou In-License or Intellia Included In-License, as applicable, such sublicense (and such further sublicensee) will be subject to the terms of such Caribou In-License or Intellia Included In-License, including such sublicensee’s compliance with the Required In-License Provisions [***].

2.4 No Implied Rights. No license, sublicense or other right is or will be created or granted hereunder by implication, estoppel or otherwise. Any licenses, sublicenses or rights will be granted only as expressly provided in this License Agreement and each Party retains all other rights under its intellectual property. Intellia agrees that neither it, nor any of its Affiliates or sublicensees, will use or otherwise exploit the Caribou IP, except as expressly licensed and permitted in this Agreement. Caribou agrees that neither it, nor any of its Affiliates or sublicensees, will use or otherwise exploit the Intellia IP, except as expressly licensed and permitted in this Agreement.

2.5 Parties’ Activities. As of and after the Effective Date, as between the Parties, except as expressly provided herein or otherwise agreed in writing by the Parties, each Party will be solely responsible for, and will bear all of the costs and expenses of, all its activities within its respective field (i.e., the Caribou Field with respect to Caribou and the Intellia Field with respect to Intellia), including all Development, Manufacturing and Commercialization activities.

2.6 Technical Assistance.

(a) From time to time during the Term, Caribou will reasonably cooperate with Intellia to transfer to Intellia a copy of any Know-How licensed to Intellia under Section 2.1 that has not been previously transferred to Intellia.

(b) From time to time during the Term, Intellia will reasonably cooperate with Caribou to transfer to Caribou a copy of any Know-How licensed to Caribou under Section 2.2 that has not been previously transferred to Caribou.

2.7 Third-Party Licenses.

(a) New In-Licenses. Each Party may independently negotiate one or more New In-Licenses. In which case, the Party that enters into such New In-License (“In-Licensing Party”) will notify in writing the other Party (“In-License Sublicensee Party”) of such agreement. In the event such notice is given, such In-License Sublicensee Party may elect at any time within [***] days after receipt of such notice to take the benefit of such New In-License (“In-License Opt-In Period”) by sending written notice of such election (“In-License Election Notice”) to such In-Licensing Party and, in such case the Parties shall enter into an addendum (“Included In-License Addendum”) setting forth the material terms and conditions with which the In-License Sublicensee Party and its Affiliates and any Sublicensee thereunder must comply with or are applicable with respect to such New In-License. From the date of execution by each Party of such Included In-License Addendum and subject to Section 2.7(b)(ii) and compliance with the terms of such Included In-License Addendum, [***] such New In-License will be either (A) in the case of a Caribou New In-License that Intellia so elects to take, a “Caribou Included In-License,” or (B) in the case of an Intellia New In-License that Caribou so elects to take, an “Intellia Included In-License.” Either Party may instead elect not to take the benefit of a New In-License either by not responding to the In-Licensing Party’s original notice within such In-License Opt-In Period or by expressly notifying the In-Licensing Party of such rejection by return written notice at any time during such In-License Opt-In Period [***].

(b) Payments for Third Party Licenses.

(i) Caribou Pre-Existing In-Licenses. With respect to any Caribou Pre-Existing In-License, Caribou will be responsible for all payments required to be paid to the licensor under such Caribou Pre-Existing In-License [***].

(ii) Caribou Included In-Licenses and Intellia Included In-Licenses. With respect to each Caribou Included In-License and Caribou as In-Licensing Party thereunder and each Intellia Included In-License and Intellia as In-Licensing Party thereunder, the In-Licensing Party will be responsible for all payments required to be paid to the licensor under such Caribou Included In-License or Intellia Included In-License, as applicable [***].

(iii) At any time during the Term, (A) Intellia may request of Caribou the status of any payments owed by Caribou to any licensor under any of the Caribou In-Licenses, and (B) Caribou may request of Intellia the status of any payments owed by Intellia to any licensor under any of the Intellia Included In-Licenses.

(c) Maintenance of Third Party Licenses; Stand-By License.

(i) Caribou.

(A) Subject to Intellia paying all amounts due hereunder and complying with the Required In-License Provisions with respect to Caribou In-Licenses, Caribou (1) will duly perform and observe all of its obligations under each of the Caribou In-Licenses in all material respects and maintain in full force and effect each of the Caribou In-Licenses, including payment of royalties and other amounts to the counterparty of any such Caribou In-License, and (2) will not, without Intellia’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed), (x) amend, modify, restate, cancel, supplement or waive any provision of any Caribou In-License, or grant any consent thereunder, or agree to do any of the foregoing, in each case in a manner that would materially adversely affect Intellia’s rights hereunder, and in any event without giving Intellia at least [***] prior written notice of any amendment, modification, restatement, cancellation, supplement or waiver of any provision of any of the Caribou In-Licenses in each case in a manner that would materially adversely affect Intellia’s rights hereunder, or (y) exercise any right to terminate any of the Caribou In-Licenses in a manner that would materially adversely affect Intellia’s rights hereunder. Caribou will provide Intellia with written notice as promptly as practicable (and in any event within [***]) after becoming aware of any of the following: (I) any material breach or default by Caribou or any of its Affiliates of any covenant, agreement or other provision of a Caribou In-License, (II) any notice or claim from the counterparty to a Caribou In-License terminating or providing notice of termination of such Caribou In-License, or (III) any notice or claim alleging any breach of default under any Caribou In-License. [***]. Caribou’s obligations under this Section 2.7(c)(i)(A) shall continue on a Caribou In-License-by-Caribou In-License basis for the term of such Caribou In-License.

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(ii) Intellia.

(A) Subject to Caribou paying all amounts due hereunder and complying with the Required In-License Provisions with respect to Intellia’s Included In-Licenses, Intellia (1) will duly perform and observe all of its obligations under each of the Intellia Included In-Licenses in all material respects and maintain in full force and effect each of the Intellia Included In-Licenses, including payment of royalties and other amounts to the counterparty of any such Intellia Included In-License, and (2) will not, without Caribou’s prior written consent (such consent not to be unreasonably withheld, conditioned or delayed), (x) amend, modify, restate, cancel, supplement or waive any provision of any Intellia Included In-License, or grant any consent thereunder, or agree to do any of the foregoing, in each case in a manner that would materially adversely affect Caribou’s rights hereunder, and in any event without giving Caribou at least [***] prior written notice of any amendment, modification, restatement, cancellation, supplement or waiver of any provision of any of the Intellia Included In-Licenses in each case in a manner that would materially adversely affect Caribou’s rights hereunder, or (y) exercise any right to terminate any of the Intellia Included In-Licenses in a manner that would materially adversely affect Caribou’s rights hereunder. Intellia will provide Caribou with written notice as promptly as practicable (and in any event within [***]) after becoming aware of any of the following: (I) any material breach or default by Intellia or any of its Affiliates of any covenant, agreement or other provision of an Intellia Included In-License, (II) any notice or claim from the counterparty to an Intellia Included In-License terminating or providing notice of termination of such Intellia Included In-License, or (III) any notice or claim alleging any breach of default under any Intellia Included In-License. [***]. Intellia’s obligations under this Section 2.7(c)(ii)(A) shall continue on an Intellia Included In-License-by-Intellia Included In-License basis for the term of such Intellia Included In-License.

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(d) Compliance with Third Party Licenses. It is understood that the Third Party Licenses may require that Sublicensees comply with certain terms of such Third Party Licenses or that certain terms and conditions are applicable with respect to such Third Party Licenses (“Required In-License Provisions”). Each Party shall comply, and shall cause its Sublicensees to comply, with the Required In-License Provisions of the other Party’s Third Party Licenses as a sublicensee thereunder and such Required In-License Provisions are deemed incorporated by reference into this Agreement. Without limiting the generality of the foregoing, the Required In-License Provisions of each Third Party License existing as of the Effective Date are those set forth in an addendum on Exhibit D (each such addendum and each Included In-License Addendum, an “In-License Addendum”). Without limiting the foregoing, the applicable terms and conditions herein (including Articles 2 and 4) applicable to the Patents and Know-How subject to a Caribou In-License or Intellia Included In-License, as applicable, are subject to and limited by the applicable terms and conditions of such Caribou In-License or Intellia Included In-License, as applicable, including as set forth on the corresponding In-License Addendum.

2.8 [***].

2.9 Section 365(n) of the Bankruptcy Code. All rights and licenses granted pursuant to any Section of this Agreement are, and will be deemed to be, rights and licenses to “intellectual property” (as defined in Section 101(35A) of title 11 of the United States Code and of any similar provisions of applicable Laws under any other jurisdiction (the “Bankruptcy Code”)). Each Party agrees that the other Party, as a licensee of rights and licenses under this Agreement, will retain and may fully exercise all of its rights and elections under the Bankruptcy Code. The Parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against a Party under the Bankruptcy Code or analogous provisions of applicable Laws outside the United States, the other Party will be entitled to a complete duplicate of (or complete access to, as appropriate) any intellectual property licensed to such Party and all embodiments of such intellectual property, which, if not already in such Party’s possession, will be promptly delivered to it (a) upon any such commencement of a bankruptcy proceeding upon such Party’s written request therefor, unless the Party in the bankruptcy proceeding elects to continue to perform all of its obligations under this License Agreement or (b) if not delivered under clause (a), following the rejection of this License Agreement in the bankruptcy proceeding, upon written request therefor by the other Party. The Parties further agree that, upon the occurrence of a Bankruptcy Event with respect to a Party, each Party shall have the right to retain and enforce their rights under this Agreement, subject to Section 7.5.

3. Diligence.

Intellia shall use commercially reasonable and diligent efforts to research, Develop, Manufacture and Commercialize at least [***] Product in the Territory. Intellia shall keep Caribou reasonably informed as to its (and its Affiliates’ and Sublicensees’) Development, Manufacture and Commercialization activities related to Product in the Territory, but no more frequently than [***].

4. Patent Prosecution, Infringement and Extensions.

4.1 Prosecution and Maintenance.

(a) Each Party shall control the Prosecution of its Cross-Licensed Patents. Each Party shall: (i) keep the other Party reasonably informed regarding its activities with respect to the Prosecution of its Cross-Licensed Patents, including by providing to the other Party for its review copies of draft applications of such Patents and substantive responses and other correspondence between patent offices and such Party pertaining to such Patents reasonably in advance of the deadline for filing; (ii) provide the other Party an opportunity to timely comment on such draft applications, responses and other correspondence pertaining to such Patents; and (iii) consider in good faith any reasonable comments thereon timely provided to such Party, provided that such Party shall implement the other Party’s timely comments regarding claims of such Patents directed to the other Party’s respective field [***].

(b) Intellia will be responsible for thirty percent (30%) of the Patent Costs incurred and paid by Caribou in connection with Prosecution activities relating to the Caribou Patents [***]. Caribou will be responsible for thirty percent (30%) of the Patent Costs incurred and paid by Intellia in connection with Prosecution activities relating to the Intellia Patents [***].

(c) [***]

(d) Either Party may at any time send a written notice to the other identifying any Patent within the Caribou Patents or the Intellia Patents, as applicable, that such Party no longer wishes to be kept informed and provide comments with respect to the Prosecution thereof pursuant to Section 4.1(a), and, in such case and from the date of such notice such Party’s payment obligation of any Patent Costs incurred in connection with Prosecution activities relating to such Patent pursuant to Section 4.1(b) shall cease and the other Party’s obligations under Section 4.1(a) with respect to such Patent shall terminate.

(e) Solely by a Party. If either Party determines to abandon any Patent, within [***] such Party shall provide the other Party with written notice of such decision at least [***] days prior to the date on which such abandonment would become effective. In such event, the other Party, at its sole expense, may assume control of the Prosecution of any such Patent [***].

(f) Patent Extensions; Orange Book Listings; Patent Certifications.

(i) Patent Term Extension. Each Party will have the sole right to obtain patent term extensions or supplemental protection certificates or their equivalents in any country (“Extensions”) for its Cross-Licensed Patents [***].

(ii) Data Exclusivity and Orange Book Listings. With respect to data exclusivity periods (such as those periods listed in the Orange Book (including any available pediatric extensions), periods provided for under 42 U.S.C. §262 (including any available pediatric extensions), or periods under national implementations of Article 10.1(a)(iii) of Directive 2001/EC/83 (including pediatric extensions and supplementary protection certificates) , and all equivalents in any country), [***] will seek and maintain all such data exclusivity periods that may be available for any Products. [***] will determine which Caribou Patents or Intellia Patents, if any, will be listed in the Orange Book, listed pursuant to Section 262(l) of the Biologics Price Competition and Innovation Act of 2010 (“Biosimilar Act”), or included in any similar patent listing in any country with respect to Products. [***].

(iii) Notification of Patent Certification. Each Party will [***] notify, and provide the other Party with copies of any allegations of alleged patent invalidity, unenforceability or non-infringement of a Caribou Patent or Intellia Patent, as the case may be, pursuant to a Paragraph IV Patent Certification by a Third Party filing an Abbreviated New Drug Application or an application under §505(b)(2) of the United States Federal Food, Drug, and Cosmetic Act (as amended or any replacement thereof), in relation to an application under Section 262(k) of the Biosimilar Act, or any other similar patent certification by a Third Party, and any foreign equivalent thereof (“Paragraph IV Certification”). Such notification and copies will be provided to such other Party within [***] days after Caribou or Intellia, as applicable, receives such certification, and will be sent to the address set forth in Section 8.13.

(g) Cooperation. Each Party will reasonably cooperate with the other Party in the Prosecution of the Caribou Patents and the Intellia Patents. Such cooperation includes promptly executing all documents, or requiring inventors, subcontractors, employees and consultants and agents of such Party and its Affiliates and its Sublicensees, to execute all documents, as reasonable and appropriate so as to enable the Prosecution of any such Caribou Patents or Intellia Patents, as applicable, in any country.

(h) Third Party Rights.

(i) To the extent that a Third Party licensor of Caribou has retained any right to Prosecute any Caribou Patent licensed to Caribou pursuant to a Caribou In-License or to otherwise be involved in such activities, Caribou will use commercially reasonable efforts to cause such Third Party licensor to take the actions specified by this Section 4.1, but Caribou will not be deemed to be in breach of its obligations under this Section 4.1 if, after using such commercially reasonable efforts, it is unable to comply with such obligations because of actions taken or not taken by such Third Party licensor.

(ii) To the extent that a Third Party licensor of Intellia has retained any right to Prosecute any Intellia Patent licensed to Intellia pursuant to an Intellia Included In-License or to otherwise be involved in such activities, Intellia will use commercially reasonable efforts to cause such Third Party licensor to take the actions specified by this Section 4.1, but Intellia will not be deemed to be in breach of its obligations under this Section 4.1 if, after using such commercially reasonable efforts, it is unable to comply with such obligations because of actions taken or not taken by such Third Party licensor.

4.2 Enforcement.

(a) Notice. Each of Caribou and Intellia (i) will [***] notify, in writing, the other Party upon learning of (A) any infringement or threatened infringement by a Third Party of the Caribou Patents or the Intellia Patents [***], or (B) any infringement or threatened infringement by a Third Party of the Caribou Patents or the Intellia Patents [***], and (ii) will, along with such notice, supply such other Party with any evidence in its possession pertaining thereto.

(b) Generally.

(i) For any judicial or arbitration action initiated or related to a Paragraph IV Certification or a patent listed in the Orange Book for a Product, Intellia shall, as between the Parties, have the sole right, but not the obligation, using counsel of its choosing and at its sole cost and expense, to institute enforcement actions (or take other appropriate legal action) and defend against declaratory judgments.

(ii) Except as otherwise expressly provided in this Section 4.2 [***] as between the Parties, (x) Caribou shall have the sole right, but not the obligation, using counsel of its choosing and at its sole cost and expense, to institute enforcement actions (or take other appropriate legal action) and defend against declaratory judgments with respect to Patents in the Caribou Patents and (y) Intellia shall have the sole right, but not the obligation, using counsel of its choosing and at its sole cost and expense, to institute enforcement actions (or take other appropriate legal action) and defend against declaratory judgments with respect to Patents in the Intellia Patents.

(c) Intellia Competitive Infringement. In the event Caribou does not institute enforcement action under a Patent within the Caribou Patents against Intellia Competitive Infringement (or has not otherwise abated such infringement) within [***] days after a written request by Intellia to do so, Intellia will have the right, but not the obligation, using counsel of its choosing and at its sole cost and expense, to take action to enforce such Patent against such Third Party for such Intellia Competitive Infringement [***]. Intellia will keep Caribou reasonably informed of all developments in the prosecution or settlement of such suit or action, including by providing copies of all documents received or filed in connection with any such suit or action, which information and documents will be subject to Section 5.

(d) Caribou Competitive Infringement. In the event Intellia does not institute enforcement action under a Patent within the Intellia Patents against Caribou Competitive Infringement (or has not otherwise abated such infringement) within [***] days after a written request by Caribou to do so, Caribou will have the right, but not the obligation, using counsel of its choosing and at its sole cost and expense, to take action to enforce such Patent against such Third Party for such Caribou Competitive Infringement [***]. Caribou will keep Intellia reasonably informed of all developments in the prosecution or settlement of such suit or action, including by providing copies of all documents received or filed in connection with any such suit or action, which information and documents will be subject to Section 5.

(e) Cooperation. With respect to any suit or action brought by Intellia pursuant to Section 4.2(b) and Section 4.2(c), Caribou will cooperate, and, with respect to any suit or action brought by Caribou pursuant to Section 4.2(b) and 4.2(d), Intellia will cooperate, with such enforcing Party (as may be reasonably requested by such enforcing Party and at such enforcing Party’s expense), including by (i) providing access to relevant documents and other evidence, (ii) making its and its Affiliates and licensees and Sublicensees and all of their respective employees, subcontractors, consultants and agents (to the extent such non-enforcing Party is able with respect to licensees and Sublicensees) available at reasonable business hours and for reasonable periods of time, but only to the extent relevant to such suit or action, and (iii) if necessary, by being joined as a party, subject to, for this clause (iii), the enforcing Party agreeing to indemnify such non-enforcing Party for its involvement as a named party in such suit or action and paying those Patent Costs incurred by such Party in connection with such joinder.

(f) Settlement; Damages. Neither Intellia, with respect to any suit or action brought by Intellia pursuant to Section 4.2(c), nor Caribou, with respect to any suit or action brought by Caribou pursuant to Section 4.2(d), will settle or consent to an adverse judgment, or make any admissions or assert any position in a manner that would adversely affect the rights or interests of the other Party (including by making any admission or assertion of any position that would adversely affect the scope, validity or enforceability of any Patents within the Caribou Patents or Intellia Patents, as applicable) in any such suit or action without the prior written consent of the other Party (such consent not to be unreasonably withheld, conditioned or delayed). [***]. Intellia, with respect to any suit or action brought by Intellia [***], and Caribou, with respect to any suit or action brought by Caribou [***], will have the right to retain in full any damages or other sums recovered in such suit or action or in the settlement thereof after reimbursement of each Parties’ costs and expenses (including attorneys’ and professional fees) incurred in connection with such action (and not previously reimbursed).

(g) Third Party Rights.

(i) To the extent that a Third Party licensor of Caribou has retained with respect to any Patent within the Caribou Patents licensed to Caribou pursuant to a Caribou In-License any right to abate any Intellia Competitive Infringement of such Patent or take any other actions described in Section 4.2(c) for such Patent or to otherwise be involved in such activities, Caribou will use commercially reasonable efforts to cause such Third Party licensor to take the actions specified by Sections 4.2(c), (e) and (f) in a manner consistent with such Caribou In-License [***].

(ii) To the extent that a Third Party licensor of Intellia has retained with respect to any Patent within the Intellia Patents licensed to Intellia pursuant to an Intellia Included In-License any right to abate any Caribou Competitive Infringement of such Patent or take any other actions described in Section 4.2(d) for such Patent or to otherwise be involved in such activities, Intellia will use commercially reasonable efforts to cause such Third Party licensor to take the actions specified by Sections 4.2(d), (e) and (f) in a manner consistent with such Intellia Included In-License [***].

4.3 Patent Challenges.

(a) Each Party will [***] notify the other in the event that any Third Party [***] (any such Third Party action, a “Patent Challenge”).

(b) [***]. Upon the controlling Party’s request and at controlling Party’s reasonable expense, the other Party agrees to join in any such effort and, in any event, to cooperate with the controlling Party. The non-controlling Party will have the right, at its own cost and expense and by counsel of its choice, to be represented in any such effort, subject to the controlling Party’s right to control such effort. If an initially controlling Party does not take steps to defend a Patent Challenge within a commercially reasonable time, or elects not to continue any such defense, then such Party shall timely advise the other Party in writing (in any event no less than [***] days prior to the date on which the initial mandatory notice is due under 37 C.F.R. §42.8, as applicable or equivalent thereof) and the other Party will have the right, but not the obligation, to bring and control any effort in defense of such Patent Challenge at its sole cost and expense.

5. Confidentiality.

5.1 Confidential Information. Each Party (“Disclosing Party”) may have disclosed or will disclose to the other Party (“Receiving Party”), and Receiving Party may acquire during the course and conduct of activities under this Agreement, certain proprietary or confidential information of Disclosing Party. The term “Confidential Information” means (a) all Materials and (b) all ideas and information of any kind, whether in written, oral, graphical, machine-readable or other form, whether or not marked as confidential or proprietary, which are transferred, disclosed or made available to Receiving Party by Disclosing Party or at the request of Receiving Party, including any of the foregoing of Third Parties.

5.2 Restrictions. Receiving Party will, and will cause its Affiliates and their respective officers, directors, employees and agents to, keep all Disclosing Party’s Confidential Information (including any Confidential Information that constitutes a trade secret) in confidence with the same degree of care with which Receiving Party holds its own confidential information (though no less than reasonable care). Except as expressly provided herein, Receiving Party will not use or disclose, and will cause its Affiliates and their respective officers, directors, employees and agents not to use or disclose, during the Term and for a period of [***] years thereafter, Disclosing Party’s Confidential Information, except as provided in Section 5.4.

5.3 Exceptions. Receiving Party’s obligation of nondisclosure and the limitations upon the right to use the Disclosing Party’s Confidential Information set forth in Section 5.2 will not apply to the extent that Receiving Party can demonstrate that the Disclosing Party’s Confidential Information: (a) was known to Receiving Party or any of its Affiliates prior to the time of disclosure other than under an obligation of confidentiality; (b) is or becomes public knowledge through no fault or omission of Receiving Party or any of its Affiliates; (c) is obtained by Receiving Party or any of its Affiliates without an accompanying obligation of confidentiality from a Third Party under no obligation of confidentiality to Disclosing Party; or (d) has been independently developed by employees, subcontractors, consultants or agents of Receiving Party or any of its Affiliates without the aid, application or use of Disclosing Party’s Confidential Information, as evidenced by contemporaneous written records.

5.4 Permitted Use and Disclosures. Receiving Party may use and disclose Disclosing Party’s Confidential Information to the extent (and only to the extent) such disclosure is reasonably necessary in the following instances:

(a) in order to comply with applicable Law or with a legal or administrative proceeding (including responding to a valid order of a court of competent jurisdiction or other competent authority);

(b) in connection with prosecuting or defending litigation or for Prosecuting Patents;

(c) in connection with obtaining Regulatory Approval of a Product to the extent such disclosure is made to a Regulatory Authority; and

(d) to its Affiliates and potential and actual contractors, Sublicensees and collaborators, potential and actual acquirers or assignees, potential and actual bankers, investors and lenders, and attorneys, accountants and other advisors in order to perform its obligations or to exercise any license or other rights under this Agreement.

In the case of a disclosure pursuant to (i) Sections 5.4(a) or 5.4(b), where reasonably possible, Receiving Party will notify Disclosing Party of Receiving Party’s intent to make any disclosure pursuant thereto sufficiently prior to making such disclosure so as to allow Disclosing Party adequate time to take whatever action it may deem appropriate to protect the confidentiality of the information to be disclosed, and (ii) with respect to Sections 5.4(c) or 5.4(d), each of those named people and entities are required to comply with restrictions on use and disclosure at least as restrictive as those in Section 5.2 (other than potential and actual acquirers, assignees, bankers, investors and lenders, which must be bound prior to disclosure by commercially reasonable obligations of confidentiality). Notwithstanding the foregoing, Receiving Party assumes responsibility for those Persons maintaining Disclosing Party’s Confidential Information in confidence and using the same only for the purposes described herein.

5.5 Terms of this Agreement; Publicity.

(a) Restrictions. The Parties agree that the terms of this Agreement will be treated as Confidential Information of both Parties and may be disclosed only as permitted by Sections 5.4, 5.5(b) and 5.5(c).

(b) Securities Filings. Each Party acknowledges and agrees that the other Party may submit this Agreement (including for clarity, the Exhibits attached hereto) to the United States Securities and Exchange Commission (the “SEC”) or any other securities exchange and if a Party does submit this Agreement to the SEC or any other securities exchange, such Party agrees to consult with the other Party with respect to the preparation and submission of a confidential treatment request for this Agreement. If a Party is required by Law to make a disclosure of the terms of this Agreement in a filing with or other submission to the SEC or any other securities exchange, and (i) such Party has provided copies of the disclosure to the other Party as far in advance of such filing or other disclosure as is reasonably practicable under the circumstances, (ii) such Party has promptly notified the other Party in writing of such requirement and any respective timing constraints, and (iii) such Party has given the other Party a reasonable time under the circumstances from the date of notice by such Party of the required disclosure to comment upon, request confidential treatment or approve such disclosure, then such Party will have the right to make such public disclosure at the time and in the manner reasonably determined by its counsel to be required by Law. Notwithstanding anything to the contrary herein, it is hereby understood and agreed that if a Party is seeking to make a disclosure as set forth in this Section 5.5(b), and the other Party provides comments within the respective time periods or constraints specified herein or within the respective notice, the Party seeking to make such disclosure or its counsel, as the case may be, will in good faith (A) consider incorporating such comments and (B) use reasonable efforts to incorporate such comments, limit disclosure or obtain confidential treatment to the extent reasonably requested by the other Party.

(c) Press Releases. The Parties agree to issue a mutually agreed joint press release (the “Initial Press Release”) at a mutually agreed time following the closing of the Spinout Transaction. Except as required by applicable Law, neither Party may issue any additional press release or make any other public announcement or statement concerning this Agreement, the transactions contemplated hereby or the terms hereof, without the prior written consent of the other Party (such consent not to be unreasonably withheld, conditioned or delayed). In the event either Party (the “Issuing Party”) desires to issue a press release or other public statement disclosing information relating to this Agreement, the transactions contemplated hereby or the terms hereof, the Issuing Party will provide the other Party (the “Reviewing Party”) with a copy of the proposed press release or public statement (the “Release”) and seek the Reviewing Party’s prior written consent; provided, that to the extent the press release or a public statement is to be made under the circumstances described in Section 5.4(a), the Reviewing Party may not withhold, condition or delay its consent. The Issuing Party will specify with each such Release, taking into account the urgency of the matter being disclosed, a reasonable period of time within which the Receiving Party may provide any comments on such Release and if the Receiving Party fails to provide any comments during the response period called for by the Issuing Party, the Reviewing Party will be deemed to have consented to the issuance of such Release. If the Receiving Party provides any comments, the Parties will consult on such Release and work in good faith to prepare a mutually acceptable Release. Either Party may subsequently publicly disclose any information previously contained in either the Initial Press Release or any such Release so consented to.

6. Warranties; Limitations of Liability; Indemnification.

6.1 Mutual Representations and Warranties. Each Party represents and warrants to the other as of the Effective Date that it has the legal right and power to enter into this Agreement, to extend the rights and licenses granted or to be granted to the other in this Agreement, and to fully perform its obligations hereunder.

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(b) Attached hereto as Exhibit B is a complete and accurate list of all patent applications and patents owned by Caribou as of the Effective Date and attached hereto as Exhibit B is, to Caribou’s knowledge, a complete and accurate list of all patent applications and patents exclusively in-licensed by Caribou as of the Effective Date.

[***].

6.3 Disclaimers. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, THE PARTIES MAKE NO REPRESENTATIONS AND EXTEND NO WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO ANY PATENTS, KNOW-HOW, MATERIALS, PRODUCT CANDIDATES OR PRODUCTS, INCLUDING WARRANTIES OF VALIDITY OR ENFORCEABILITY OF ANY CARIBOU PATENTS OR Intellia PATENTS, TITLE, QUALITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR USE OR PURPOSE, PERFORMANCE, AND NONINFRINGEMENT OF ANY THIRD PARTY PATENTS OR OTHER INTELLECTUAL PROPERTY RIGHTS.

[***].

6.6 Indemnification.

(a) Indemnification by Intellia. Intellia will indemnify Caribou, its Affiliates and their respective directors, officers, employees and agents, and their respective successors, heirs and assigns (collectively, “Caribou Indemnitees”), and defend and save each of them harmless, from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys’ fees and expenses) (collectively, “Losses”) in connection with any and all suits, proceedings, causes of action, claims or demands of any Third Party (collectively, “Third Party Claims”) arising from or occurring as a result of: (i) the breach by Intellia of any term of this Agreement; (ii) any gross negligence or willful misconduct on the part of Intellia; or (iii) the Development, Manufacture or Commercialization by or under the authority of Intellia or any of its Affiliates or Sublicensees of Product Candidates or Products in the Intellia Field or other exercise of the licenses or other rights granted hereunder by or under the authority of Intellia, except in each case for those Losses attributable to a cause or event for which Caribou has an obligation to indemnify Intellia pursuant to Section 6.6(b), as to which Losses each Party will indemnify the other to the extent of their respective liability; provided, however, that Intellia will not be obligated to indemnify the Caribou Indemnitees for any Losses to the extent that such Losses arise as a result of gross negligence or willful misconduct on the part of a Caribou Indemnitee.

(b) Indemnification by Caribou. Caribou will indemnify Intellia, its Affiliates and their respective directors, officers, employees and agents, and their respective successors, heirs and assigns (collectively, “Intellia Indemnitees”), and defend and save each of them harmless, from and against any and all Losses in connection with any and all Third Party Claims arising from or occurring as a result of: (i) the breach by Caribou of any term of this Agreement; (ii) any gross negligence or willful misconduct on the part of Caribou; or (iii) the Development, Manufacture or Commercialization by or under the authority of Caribou (not including by or under the authority of Intellia) or any of its Affiliates or Sublicensees of products in the Caribou Field or other exercise of the licenses or other rights granted hereunder by or under the authority of Caribou (not including by or under the authority of Intellia), except in each case for those Losses attributable to a cause or event for which Intellia has an obligation to indemnify Caribou pursuant to Section 6.6(a), as to which Losses each Party will indemnify the other to the extent of their respective liability for the Losses; provided, however, that Caribou will not be obligated to indemnify Intellia Indemnitees for any Losses to the extent that such Losses arise as a result of gross negligence or willful misconduct on the part of an Intellia Indemnitee.

(c) Indemnification Procedure. A claim to which indemnification applies under Section 6.6(a) or Section 6.6(b) will be referred to herein as a “Claim”. If any Party (each, an “Indemnified Party”) intends to claim indemnification under this Section 6.6, the Indemnified Party will notify the other Party (the “Indemnifying Party”) in writing promptly upon becoming aware of any claim that may be a Claim (it being understood and agreed, however, that the failure by an Indemnified Party to give such notice will not relieve the Indemnifying Party of its indemnification obligation under this Agreement except and only to the extent that the Indemnifying Party is actually prejudiced as a result of such failure to give notice). The Indemnifying Party will have the right to assume and control the defense of such Claim at its own expense with counsel selected by the Indemnifying Party and reasonably acceptable to the Indemnified Party. The Indemnified Party will have the right to retain its own counsel, with the fees and expenses to be paid by the Indemnified Party, if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential conflict of interests between such counsel and any other Party represented by such counsel in such proceedings. If the Indemnifying Party does not assume the defense of such Claim as aforesaid, the Indemnified Party may defend such Claim but will have no obligation to do so. The Indemnified Party will not settle or compromise any Claim without the prior written consent of the Indemnifying Party, and the Indemnifying Party will not settle or compromise any Claim in any manner which would have an adverse effect on the Indemnified Party’s interests, without the prior written consent of the Indemnified Party, which consent, in each case, will not be unreasonably withheld, conditioned or delayed. The Indemnified Party will reasonably cooperate with the Indemnifying Party, at the Indemnifying Party’s expense, and will make available to the Indemnifying Party all pertinent information under the control of the Indemnified Party, which information will be subject to Section 5.

7. Term and Termination.

7.1 Term of the Agreement. The term of this Agreement, unless earlier terminated in accordance with this Article 7, shall be for the life of the Patents under which the licenses set forth in Sections 2.1 and 2.2 are granted (“Term”).

7.2 Termination for Breach of In-Licenses. In the event Caribou breaches its obligations [***] with respect to one or more Intellia Included In-Licenses or Intellia breaches its obligations [***] with respect to one or more Caribou In-Licenses (“Breached In-License”), the non-breaching Party shall have the right to terminate this Agreement with respect to the rights and (sub)licenses granted to the breaching Party under such Breached In-License upon delivery of written notice to the breaching Party, provided that such termination will not be effective if such breach has been repaired within [***] days (or such other shorter period of time set forth in the In-License Addendum for such Breached In-License) after written notice thereof is given by the non-breaching Party; further provided that, to the extent permitted by the Breached In-License, the breaching party shall have up to an additional [***] days to cure the breach if, within [***] days of receiving the written notice required by this provision, the breaching Party in writing stipulates that it breached, sets forth its plan to cure the breach [***], and explains the need for additional time to cure the breach. [***].

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7.4 Breach; Consequences of Breach. In the event a Party materially breaches this Agreement (a “Default”), and if after written notice thereof from the non-defaulting Party, the defaulting Party fails to cure such Default in full within [***] days after receipt of such notice, this Agreement shall [***].

7.5 Bankruptcy Event. In the case of a Bankruptcy Event of either Party during the Term, this Agreement shall automatically be modified effective upon the date of such Bankruptcy Event to provide that [***].

8. General Provisions.

8.1 Disputes Resolution.

(a) Generally. Disputes of any nature arising under, relating to, or in connection with this Agreement (“Disputes”) will be resolved pursuant to this Section 8.1.

(b) Dispute Escalation. In the event of a Dispute between the Parties, the Parties will first attempt in good faith to resolve such dispute by negotiation and consultation between themselves. In the event that such dispute is not resolved on an informal basis within [***] days from receipt of the written notice of a Dispute, any Party may, by written notice to the other, have such dispute referred to the Executive Officers (or their designees, which designee is required to have decision-making authority on behalf of such Party), who will attempt in good faith to resolve such Dispute by negotiation and consultation for a [***] day period following receipt of such written notice.

(c) Full Arbitration. In the event the Parties have not resolved such Dispute within [***] days of receipt of the written notice referring such Dispute to the Executive Officers, either Party may at any time after such [***] day period submit such Dispute to be finally settled by arbitration administered in accordance with the rules of Judicial Administration and Arbitration Services (“JAMS”) in effect at the time of submission, as modified by this Section 8.1. The arbitration will be governed by the Laws of the State of New York. The arbitration will be heard and determined by [***] arbitrators who are retired judges or attorneys with at least [***] years of relevant experience in the pharmaceutical and biotechnology industry, each of whom will be impartial and independent. Each Party will appoint one arbitrator and the third arbitrator will be selected by the two Party-appointed arbitrators, or, failing agreement within thirty (30) days following appointment of the second arbitrator, by JAMS. Such arbitration will take place in Alameda County, California. The arbitration award so given will be a final and binding determination of the Dispute, will be fully enforceable in any court of competent jurisdiction, and will not include any damages expressly prohibited by Section 6.4. Fees, costs and expenses of arbitration will be divided by the Parties in the following manner: Intellia will pay for the arbitrator it chooses, Caribou will pay for the arbitrator it chooses, and the Parties will share payment for the third arbitrator. Except in a proceeding to enforce the results of the arbitration or as otherwise required by Law, neither Party nor any arbitrator may disclose the existence, content or results of any arbitration hereunder without the prior written consent of both Parties (each such consent not to be unreasonably withheld, conditioned or delayed).

(d) Injunctive Relief. Notwithstanding the dispute resolution procedures set forth in this Section 8.1, in the event of an actual or threatened breach of this Agreement, the aggrieved Party may seek equitable relief (including restraining orders, specific performance or other injunctive relief) in any court or other forum, without first submitting to any dispute resolution procedures hereunder.

(e) Tolling. The Parties agree that all applicable statutes of limitation and time-based defenses (such as estoppel and laches) will be tolled while the dispute resolution procedures set forth in this Section 8.1 are pending, and the Parties will cooperate in taking all actions reasonably necessary to achieve such a result. In addition, during the pendency of any Dispute under this Agreement, this Agreement, including all licenses, sublicenses, rights and obligations, will remain in full force and effect, provided that, with respect to any Dispute in connection with a notice of termination pursuant to Section 7.2 or Section 7.4, notice of such Dispute is provided within [***] days (or such other shorter period of time set forth in the In-License Addendum for such Breached In-License, if applicable) after written notice of termination or default is given by the non-breaching Party.

8.2 Cumulative Remedies and Irreparable Harm. All rights and remedies of the Parties hereunder will be cumulative and in addition to all other rights and remedies provided hereunder or available by agreement, at law or otherwise. Further, each Party acknowledges and agrees that breach of any of the terms or conditions of this Agreement would cause irreparable harm and damage to the other and that such damage may not be ascertainable in money damages and that as a result thereof the non-breaching Party would be entitled to seek from a court equitable or injunctive relief restraining any breach or future violation of the terms contained herein by the breaching Party without the necessity of proving actual damages or posting bond. Such right to equitable relief is in addition to whatever remedies either Party may be entitled to as a matter of law or equity, including money damages.

8.3 Change of Control. Upon the occurrence of a Change of Control of either Party during the Term [***].

8.4 Relationship of Parties. Nothing in this Agreement is intended or will be deemed to constitute a partnership, agency, employer-employee or joint venture relationship between the Parties. No Party will incur any debts or make any commitments for the other, except to the extent, if at all, specifically provided therein. Except under Section 6.6(a) and 6.6(b), there are no express or implied third party beneficiaries hereunder.

8.5 Compliance with Law. Each Party will perform or cause to be performed any and all of its obligations or the exercise of any and all of its rights hereunder in good scientific manner and in compliance with all applicable Law.

8.6 Governing Law. This Agreement will be governed by and construed in accordance with the Laws of the State of New York, without respect to its conflict of laws rules or principles that might otherwise refer construction or interpretation of this Agreement to the substantive Law of another jurisdiction; provided, however, that any dispute relating to the scope, validity, enforceability or infringement of any Patents will be governed by, and construed and enforced in accordance with, the substantive Laws of the jurisdiction in which such Patents apply. The Parties agree to exclude the application to this Agreement of the United Nations Convention on Contracts for the International Sale of Goods.

8.7 Counterparts; Facsimiles. This Agreement may be executed in one or more counterparts, each of which will be deemed an original, and all of which together will be deemed to be one and the same instrument. Facsimile or PDF execution and delivery of this Agreement by either Party will constitute a legal, valid and binding execution and delivery of this Agreement by such Party.

8.8 Headings. All headings in this Agreement are for convenience only and will not affect the meaning of any provision hereof.

8.9 Waiver of Rule of Construction. Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Agreement. Accordingly, the rule of construction that any ambiguity in this Agreement will be construed against the drafting party will not apply.

8.10 Interpretation. Whenever any provision of this Agreement uses the term “including” (or “includes”), such term will be deemed to mean “including without limitation” (or “includes without limitations”). “Herein,” “hereby,” “hereunder,” “hereof” and other equivalent words refer to this Agreement as an entirety and not solely to the particular portion of this Agreement in which any such word is used. Except where the context otherwise requires, whenever used, the singular will include the plural, the plural the singular, the use of any gender will be applicable to all genders and the word “or” is used in the inclusive sense “and/or.” Unless otherwise provided, all references to Sections, Exhibits and Schedules in this Agreement are to Sections, Exhibits and Schedules of this Agreement. References to any Sections include Sections and subsections that are part of the related Section (e.g., a section numbered “Section 2.1” would be part of “Section 2”, and references to “Section 2.1” would also refer to material contained in the subsection described as “Section 2.1(a)”).

8.11 Binding Effect. This Agreement will inure to the benefit of and be binding upon the Parties, their Affiliates, and their respective lawful successors and assigns.

8.12 Assignment. This Agreement may not be assigned by either Party, nor may either Party delegate its obligations or otherwise transfer any rights created by this Agreement, except as expressly permitted hereunder, without the prior written consent of the other Party, which consent will not be unreasonably withheld, conditioned or delayed with respect to assignment to such Party’s Affiliate; provided that either Party may assign this Agreement to such Party’s successor in connection with the merger, consolidation, sale of all or substantially all of its assets or that portion of its business pertaining to the subject matter of this Agreement [***]. The rights and obligations of the Parties under this Agreement will be binding upon and inure to the benefit of the successors and permitted assigns of the Parties, and the name of a Party appearing herein will be deemed to include the name of such Party’s successors and permitted assigns to the extent necessary to carry out the intent of this Section 8.12.

8.13 Notices. Except as otherwise provided herein, all notices under this Agreement will be sent by certified mail or by overnight courier service, postage prepaid, to the following addresses of the respective Parties:

If to Intellia, to:	Intellia
c/o Atlas Venture
25 First St., Suite 303
Cambridge, MA 02141
Attention: President

With a required copy to:	Goodwin Procter LLP
53 State Street
Boston, MA 02109
Attention: Kingsley L. Taft, Esq. & Arthur R. McGivern

If to Caribou, to:	Caribou Biosciences, Inc.
2929 7th Street, Suite 120
Berkeley, CA 94710
Attention: President

With a required copy to:	Wilson Sonsini Goodrich & Rosati
650 Page Mill Road
Palo Alto, CA 94304
Attention: Ian B. Edvalson, Esq.

or to such address as each Party may hereafter designate by notice to the other Party. A notice will be deemed to have been given on the date it is received by all required recipients for the noticed Party.

8.14 Amendment and Waiver. This Agreement may be amended, supplemented, or otherwise modified only by means of a written instrument signed by both Parties; provided that any waiver made by one Party in favor of the other will be enforceable if undertaken in a writing signed by the Party to be charged with the waiver. Any waiver of any rights or failure to act in a specific instance will relate only to such instance and will not be construed as an agreement to waive any rights or fail to act in any other instance, whether or not similar.

8.15 Severability. In the event that any provision of this Agreement will, for any reason, be held to be invalid or unenforceable in any respect, and if the rights or obligations of either Party under this Agreement will not be materially and adversely affected thereby, (a) such provision will be given no effect by the Parties and will not form part of this Agreement, (b) all other provisions of this Agreement will remain in full force and effect, and (c) the Parties will negotiate in good faith to modify this Agreement to preserve (to the extent possible) their original intent.

8.16 Entire Agreement. This Agreement (along with the Exhibits and Schedules) contains the entire understanding of the Parties with respect to the subject matter hereof and supersedes and replaces any and all previous arrangements and understandings, whether oral or written, between the Parties with respect to the subject matter hereof.

[Remainder of this Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties have caused this License Agreement to be executed by their respective duly authorized officers as of the Effective Date.

CARIBOU BIOSCIENCES, INC.

By:	/s/ Rachel E. Haurwitz
(Signature)

Name:	Rachel E. Haurwitz
Title:	President & CEO

INTELLIA, LLC
By: Caribou Biosciences, Inc.
Its: Sole Member

By:	/s/ Rachel E. Haurwitz
(Signature)

Name:	Rachel E. Haurwitz
Title:	President & CEO

Signature Page to License Agreement

Exhibit A

Caribou Pre-Existing In-Licenses

Exclusive Assignment Agreement by and between Wageningen Universiteit (“Wageningen”) and Caribou Biosciences, Inc., dated February 13, 2014, in the form provided by Caribou to Intellia as of the Effective Date (the “Wageningen Agreement”).

Exclusive License between Caribou Biosciences, Inc. and the University of Vienna and the Regents of the University of California, dated April 16, 2013, as amended on April 17, 2013, in the form provided by Caribou to Intellia as of the Effective Date (the “UC/Vienna License”).

A-1

Exhibit B

Caribou Patents

Title	Application No.	Filing date	Assignee	Applicable License Agreement if not owned by Company
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
Methods and Compositions for RNA-Directed Site-Specific DNA Modification	61/652,086	May 25, 2012	UC Berkeley/UCSF/ U Vienna/ E. Charpentier [***]	[***]

Title	Application No.	Filing date	Assignee	Applicable License Agreement if not owned by Company
Methods and Compositions for RNA-Directed Site-Specific DNA Modification	61/716,256	October, 19, 2012	UC Berkeley/UCSF/ U Vienna/ E. Charpentier [***]	[***]
Methods and Compositions for RNA-Directed Site-Specific DNA Modification	61/757,640	January 28, 2013	UC Berkeley/UCSF/ U Vienna/ E. Charpentier [***]	[***]
Compositions and Methods for Modulating Transcription	61/765,576	February 15, 2013	UC Berkeley/UCSF/ U Vienna/ E. Charpentier [***]	[***]
Methods and Compositions for RNA-Directed Target DNA Modification and for RNA-Directed Modulation of Transcription	PCT/US2013/032589	March 15, 2013	UC Berkeley/UCSF/ U Vienna/ E. Charpentier [***]	[***]
Methods and Compositions for RNA-Directed Target DNA Modification and for RNA-Directed Modulation of Transcription	13/842,859	March 15, 2013	UC Berkeley/UCSF/ U Vienna/ E. Charpentier [***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

 .

Title	Application No.	Filing date	Assignee	Applicable License Agreement if not owned by Company
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Exhibit C

Intellia Payments Under Caribou Pre-Existing In-License

As set forth in further detail in the Wageningen Agreement and where any asterisked term used below is as defined therein:

•	Intellia will owe a royalty on Net Sales* of Products covered by the Assigned Patents* in the Intellia Field as follows:

o

[***] of Net Sales* up to [***] in any calendar year and [***] thereafter, in each case subject to third party royalty stacking, and to the royalty payment suspension provision as set forth in the Wageningen Agreement.

•

Beginning on [***] Intellia will owe [***] of the minimum annual royalty of [***] owed by Caribou to Wageningen as set forth in the Wageningen Agreement. Any such payment by Intellia will be credited against the royalty due by Intellia pursuant to the above in this Exhibit C for the annual period in which the minimum payment is due.

As set forth in further detail in the UC/Vienna License:

•	Intellia will owe a royalty on Net Sales* of Products covered by the Licensed Patent Rights* in the Intellia Field at the rate of:

o	[***] of Net Sales* until such time as the Net Sales* of Products exceed [***] in each Annual Period* in the Intellia Field, and [***] thereafter in such Annual Period* in the Intellia Field

o

[***] of Net Sales* of companion diagnostics for Products in the Intellia Field until such time as the Net Sales* of such companion diagnostic exceed [***] in each Annual Period* in the Intellia Field, and [***] thereafter in such Annual Period* in the Intellia Field in each of the above cases subject to third party royalty stacking, and to the royalty payment suspension provision of the UC/Vienna License.

•

Intellia will pay the following milestones triggered by an activity of Intellia, its Affiliates or its Sublicensees with respect to a Product, unless the requirements of Section 5.1.4 of the UC/Vienna License have been previously satisfied by Caribou or any other party:

[***]

•	Intellia will owe [***] of the [***] annual maintenance fee beginning on [***] the UC/Vienna License and ending on [***] the first sale of a Licensed Product* or Licensed Service*.

•

Beginning on [***] the first sale of a Licensed Product* or Licensed Service*, Intellia will owe [***] of the minimum annual royalty of [***] owed by Caribou to The Regents as set forth in the UC/Vienna License. Any such payment by Intellia will be credited against the royalty due by Intellia pursuant to the above in this Exhibit C for the annual period in which the minimum payment is due.

C-1

Exhibit D

In-License Addendum

See Exhibit C

[***]

D-1